J.P. MORGAN MONEY MARKET FUNDS

JPMorgan OnChain Liquidity-Token Money Market Fund

(the “Fund”)

(Token Class Shares)

(a series of JPMorgan Trust IV)

Supplement dated October 1, 2026

to the current Summary Prospectus and Prospectus

Effective immediately, tokens of the Fund will be available on the Solana blockchain, a public blockchain network.

The 10th paragraph of the “Risk/Return Summary — Use of Blockchain” section of the summary prospectus is hereby deleted and replaced with the following:

Blockchain addresses must be approved by the Fund and must be compatible with the blockchain network that the investor seeks to use and that is made available for use by the Fund. It is the investor’s responsibility for ensuring such compatibility. The Ethereum blockchain and the Solana blockchain, both public blockchain networks, are currently the only available blockchains for use by investors, although expansion to other blockchains is anticipated in the future. Only addresses approved by the Fund will be added to the “allow list” and only addresses on the “allow list” are authorized to purchase, redeem or transfer token balances, and therefore to submit transaction requests with respect to Fund shares. As noted above, the Fund maintains controls that are designed to correct errors or unauthorized transactions in token balances, regardless of whether the private key for an investor’s wallet is maintained by the investor or its third-party wallet provider.

In addition, the first paragraph of the “More About the Fund — Use of Blockchain — Share Recording” section of the prospectus is hereby deleted and replaced with the following:

As noted above, the Fund’s transfer agent, on behalf of the Fund, maintains the official record of share ownership for the Fund in traditional book-entry form (the Investor Register). Token balances attributed to an investor’s blockchain address, and the smart contract technology that underlies them, can be used by investors to submit transaction requests with respect to Fund shares to the Fund. Blockchain addresses must be approved by the Fund and must be compatible with the blockchain network that the investor seeks to use and that is made available for use by the Fund. It is the investor’s responsibility for ensuring such compatibility. The Ethereum blockchain and the Solana blockchain, both public blockchain networks, are currently the only available blockchains for use by investors, although expansion to other blockchains is anticipated in the future. Only addresses approved by the Fund will be added to the “allow list” and only addresses on the “allow list” are authorized to purchase, redeem or transfer token balances.

In addition, the first paragraph of the “More About the Fund — Use of Blockchain — Information Available via Blockchains” section of the prospectus is hereby deleted and replaced with the following:

Information recorded on a public blockchain, such as Ethereum or Solana, will be available to the public and will store the complete transaction history of token balances beginning with their issuance on the blockchain. As a result, robust and transparent data, other than shareholder identifying information, will be publicly available through one or more “blockchain explorer” tools capable of displaying activity on the applicable blockchain. Accordingly, token balances’ issuance, redemption and transfer data (but not a shareholder’s identifying information) will be exposed to the public. The identifying information necessary to associate a given token balance with the record owner of a Fund share will be maintained in one or more off-chain databases that are not available to the public. However, if there are data security breaches resulting in theft of the information necessary to link identity with the token balances, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund.

In addition, the first sentence of the first paragraph of the “More About the Fund — Use of Blockchain — Blockchain Fees, Functionality and Transaction Processing” section of the prospectus is hereby deleted and replaced with the following:

Users of blockchains must pay transaction fees to the blockchain in order to facilitate a transaction on the blockchain, and such fees, which vary from blockchain to blockchain, are typically in the form of the native

SUP-MMTOK-1026

digital asset for the operation of such blockchain (e.g., Ether for Ethereum or SOL for Solana). For transactions initiated and effected by investors through direct interaction with the Fund Smart Contracts (e.g., an investor instructing the Fund to process a peer-to-peer transfer of Fund shares), transaction fees required for such transactions will be the responsibility of the investor, and the investor must purchase or maintain a sufficient amount of the blockchain network’s native digital asset at their blockchain address to pay such transaction fees. For all transactions other than those initiated and effected by investors through direct interaction with the Fund Smart Contracts, transaction fees required for such transactions will be the responsibility of the Fund’s adviser or its affiliates; investors will not be required to purchase or maintain any such blockchain network’s native digital asset at their blockchain address to pay such transaction fees.

In addition, the paragraph in the “How Your Account Works — Redeeming Fund Shares — By Transferring Your Token Balance to a “Burn Address”” section of the prospectus is hereby deleted and replaced with the following

By Transferring Your Token Balances to a “Burn Address” You may submit redemption orders for your shares in the Fund by transferring the relevant token balances to a specified blockchain address (referred to herein as the “burn address”). The burn address will be displayed on the J.P. Morgan Funds website. To transfer your desired token balances to the burn address, you must call the “transfer” function on the Fund Smart Contracts either through a third-party “blockchain wallet” user interface (of your choosing) that offers this capability, or by using certain other blockchain interaction tools in order to locate and utilize the “transfer” function directly. Neither the Fund nor its service providers offer such blockchain wallets or other blockchain interaction tools, and therefore it is incumbent upon the redeeming shareholder to locate a proper blockchain wallet or other blockchain interaction tool. A redemption order submitted in this manner is detected by KDA via certain monitoring software and then KDA routes such order to the Fund’s transfer agent. A redemption order submitted in this manner serves as a request from the redeeming shareholder to the Fund to redeem the amount of shares corresponding to the amount of token balances transferred to the burn address. Shareholders are advised to submit redemption orders in this manner well in advance of the final cut-off time for a day, given that there may be transaction processing or other delays on the blockchain network that result in your order not being received from KDA by the transfer agent before the final cut-off time.

In addition, the last bullet in the “How Your Account Works — Peer-To-Peer Transfer of Shares” section of the prospectus is hereby deleted and replaced with the following:

Although not currently available, it is anticipated that, in the future, investors may have the ability to systematically transfer token balances between their accounts from one blockchain to another (so-called “interoperability”). Any such interoperability may be limited by the particular blockchain from or to which token balances are desired to be transferred, as well as by the terms of this prospectus, as disclosed at the time such interoperability is available.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE